EXECUTION VERSION

This Stock Pledge Agreement is subject to the terms of a Subordination and Intercreditor Agreement (the “Intercreditor Agreement”) dated as of July 17, 2007 by and among BHC Interim Funding II, L.P. (“BHC”), Wells Fargo Bank, National Association (“Wells Fargo”), acting through its Wells Fargo Business Credit operating division, the Borrower and the Guarantors, which Intercreditor Agreement is incorporated herein by reference. Notwithstanding any statement to the contrary in this Stock Pledge Agreement, (i) no payment on account of principal, interest, fees or other amounts shall become due or be paid except in accordance with the terms of the Intercreditor Agreement, and (ii) any security interest, lien, pledge or encumbrance granted to BHC shall be subordinate to the security interest, lien, pledge or encumbrance granted to Wells Fargo and shall be enforceable only in accordance with the terms of the Intercreditor Agreement until such time when the Senior Debt (as defined in the Intercreditor Agreement) has been paid in full.

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (as may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is dated and made as of July 17, 2007 by Pacific CMA International, LLC, a Colorado limited liability company (the “Pledgor”), in favor of BHC Interim Funding II, L.P., a Delaware limited partnership (the “Lender”).

WITNESSETH:

WHEREAS, the Pledgor is entering into that certain Loan and Security Agreement, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”), by and among Airgate International Corporation, a New York corporation, as borrower (“Borrower”), certain Guarantors (as defined in the Loan and Security Agreement), and Lender, pursuant to which the Lender is extending a term loan to or for the benefit of the Pledgor; and

WHEREAS, the Pledgor is the owner of all of the issued and outstanding shares of common stock of each of Borrower, Paradigm International, Inc., a Florida corporation and AGI Freight Singapore Pte. Ltd., a Singapore corporation (collectively, the “Issuers”), which shares are listed on Schedule 2(A) opposite the Issuers’ name attached hereto and made a part hereof (the “Pledged Stock”); and

WHEREAS, it is a condition precedent to the effectiveness of the Loan and Security Agreement that the Pledgor shall have executed this Agreement and made the pledge in favor of the Lender, as contemplated hereby.

NOW, THEREFORE, in consideration of the premises made herein and to induce the Lender to enter into the Loan and Security Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Lender as follows:

1.  Definitions. Unless the context otherwise requires, all terms used but not expressly defined herein shall have the meanings given to them in the Loan and Security Agreement or, if they are not defined in the Loan and Security Agreement but are defined in the UCC, they shall have the same meaning herein as in the UCC.

2.  Pledge of the Pledged Stock; Power of Attorney.

(a)  As security for the prompt payment and performance when due of the Obligations, the Pledgor hereby pledges to the Lender, and grants to the Lender a perfected lien on and security interest in, the following (the “Pledged Collateral”): (i)  all of the Pledged Stock, (ii) all additional shares of stock or other securities at any time issued by the Issuers to the Pledgor, (iii) the certificates evidencing all such shares and securities, (iv) subject to Section 6 hereof, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for all or any part of the Pledged Stock and such shares and securities and (v) all proceeds of any of the foregoing (including, without limitation, proceeds constituting any property of the types described above). The Pledgor has delivered to the Senior Lender original stock certificates for all of the Pledged Stock, each accompanied by an undated stock power executed in blank by the Pledgor, and the Senior Lender is holding such certificates and stock power for the benefit of itself and the Lender. Upon payment in full of the Senior Indebtedness (as defined in the Intercreditor Agreement) the Pledgor shall deliver, or cause Senior Lender to deliver to the Lender such certificates and stock power.

(b)  The Lender shall have no obligation with respect to any of the Pledged Collateral or any other property held or received by it hereunder except to use reasonable care in the custody thereof to the extent required by law. The Lender may hold the Pledged Collateral in the form in which it is received by it.

(c)  The Pledgor, to the full extent permitted by law, hereby constitutes and irrevocably appoints the Lender (and any officer or agent of the Lender, with full power of substitution and revocation) as the Pledgor’s true and lawful attorney-in-fact, in the Pledgor’s stead and in the name of the Pledgor or in the name of the Lender, to transfer, upon the occurrence and during the continuance of an Event of Default, the Pledged Collateral on the books of the Issuers, in whole or in part, to the name of the Lender or such other Person or Persons as the Lender may designate and, upon the occurrence and during the continuance of an Event of Default, to take all such other and further actions as the Pledgor could have taken with respect to the Pledged Collateral which the Lender in its absolute discretion determines to be necessary or appropriate to accomplish the purposes of this Agreement.

(d)  The powers of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect the Lender’s interests in the Pledged Collateral and shall not impose any duty upon the attorney-in-fact to exercise such powers. Such powers of attorney shall be irrevocable prior to the payment in full of the Obligations and the termination of the Loan and Security Agreement, and shall not be terminated prior thereto or affected by any act of the Pledgor or other Persons or by operation of law.

(e)  Each Person who shall be a transferee of the beneficial ownership of any of the Pledged Collateral (any such transfer being prohibited under Section 5 unless the Lender consents thereto) shall be deemed to have irrevocably appointed the Lender, with full power of substitution and revocation, as such Person’s true and lawful attorney-in-fact in such Person’s name and otherwise to do any and all acts herein permitted and to exercise any and all powers herein conferred.

3.  Rights of the Pledgor; Voting.

(a)  During the term of this Agreement, and so long as no Voting Notice (as defined below) is received from the Lender following the occurrence of an Event of Default as hereinafter provided in this Section 3, the Pledgor shall have the right to vote any of the Pledged Collateral in all corporate matters except those which would contravene this Agreement, the Loan and Security Agreement or any of the other Loan Documents, or which would be reasonably likely to materially reduce the value of such Pledged Collateral, unless the Lender consents thereto. The Pledgor shall not suffer or permit any such action to be taken by any Issuer without the prior written approval (which approval the Lender may withhold in its sole discretion) of the Lender.

(b)  Upon the occurrence and during the continuance of an Event of Default: (i) the Pledgor shall give the Lender at least five (5) days’ prior written notice of (A) any meeting of stockholders or directors of the Issuers convened for any purpose and (B) any written consent which the Pledgor proposes to execute as the stockholder of the Issuers or which any of the representatives of the Pledgor proposes to execute as a director of the Issuers, and (ii) in connection with the foregoing, the Pledgor hereby authorizes the Lender to send its agents and representatives to any such meeting of stockholders or directors of the Issuers that the Lender wishes to attend, and agrees to take such steps as may be necessary to confirm and effectuate such authority, including, without limitation, causing the Issuers to give reasonable prior written notice to the Lender of the time and place of any such meeting and the principal actions to be taken thereat, and (iii) the Pledgor hereby irrevocably authorize and instruct the Issuers to comply with any instruction received by it from the Lender in writing that (A) states that an Event of Default has occurred and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuers shall be fully protected in so complying.

(c)  Notwithstanding the occurrence of an Event of Default, the Pledgor may continue to exercise its voting rights as herein described (and subject to the limitations herein) except to the extent that the Lender may elect to exercise voting power (as determined by it in its sole discretion) by a written notice given to the Pledgor at any time during the continuance of an Event of Default (a “Voting Notice”), whereupon the Lender shall have the exclusive right to exercise such rights to the extent specified in such Voting Notice, and the Pledgor shall take all such steps as may be necessary to effectuate such rights until the Lender notifies the Pledgor of the release of such rights. The voting rights of the Lender hereunder shall terminate at such time as the Event of Default in respect of which the Voting Notice was given shall no longer continue, provided, that upon the occurrence of any other Event of Default Lender may at any time give a further Voting Notice and exercise its voting power in accordance with the terms of this Agreement.

4.  No Restrictions on Transfer. The Pledgor warrants and represents that, except as set forth on Schedule 4 hereto, there are no restrictions on the transfer of any of the Pledged Stock except for such restrictions imposed by operation of law, that there are no options, warrants or rights pertaining thereto, and that the Pledgor has the right to transfer the Pledged Stock free of any Lien, preemptive right, claim and legend and without the consent of the creditors of the Pledgor or the consent of the Issuers, or any other Person or any governmental agency whatsoever. Without limiting the generality of the foregoing, the Pledged Collateral is not subject to any voting, “lock-up” or similar agreement.

5.  No Transfer or Liens; Additional Securities; Release of Lien. The Pledgor agrees that, except as set forth on Schedule 5 hereto, it will not sell, transfer or convey any interest in, or suffer or permit any Lien to be created upon or with respect to, any of the Pledged Collateral during the term of this Agreement, except to or in favor of the Lender. The Pledgor shall not cause, suffer or permit any Issuer to issue any common or preferred stock, or any other equity security, to any Person, unless the Lender otherwise consents in writing (which consent may be withheld in the Lender’s sole discretion).

6.  Adjustments of Pledged Stock; Payment and Application of Dividends. In the event that during the term of this Agreement any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Issuers or if any other or additional shares of stock of the Issuers are issued to the Pledgor, all new, substituted and additional shares or other securities issued by reason of any such change or acquisition shall immediately be delivered by the Pledgor to the Lender or, if Senior Indebtedness (as defined in Intercreditor Agreement) has not been paid in full, to the Senior Lender for the benefit of itself and the Lender, and shall be deemed to be part of the “Pledged Collateral” under the terms of this Agreement in the same manner as the shares of stock originally pledged hereunder. Any additional shares of stock received by the Pledgor as a result of the Pledgor’s record ownership of the Pledged Stock shall immediately be delivered by the Pledgor to the Lender, or, if Senior Indebtedness (as defined in Intercreditor Agreement) has not been paid in full, to the Senior Lender for the benefit of itself and the Lender, as Pledged Collateral hereunder. Upon the occurrence and during the continuance of an Event of Default, the Pledgor will not demand or be entitled to receive, any cash dividends or other income, interest or property in or with respect to the Pledged Collateral, and if the Pledgor receives any of the same, the Pledgor shall immediately deliver it to the Lender, or, if Senior Indebtedness (as defined in Intercreditor Agreement) has not been paid in full, to the Senior Lender for the benefit of itself and the Lender, as Pledged Collateral.

7.  Warrants and Options. In the event that during the term of this Agreement, any subscription warrants or other rights or options shall be issued in connection with any of the Pledged Collateral, all such stock warrants, rights and options shall forthwith be assigned to the Lender by the Pledgor, and said stock warrants, rights and options shall be, and, if exercised by the Pledgor, all new stock issued pursuant thereto shall be, pledged by the Pledgor to the Lender and shall immediately be delivered by Pledgor to the Lender or, if Senior Indebtedness (as defined in Intercreditor Agreement) has not been paid in full, to the Senior Lender for the benefit of itself and the Lender, to be held as, and shall be deemed to be part of, the Pledged Collateral under the terms of this Agreement in the same manner as the shares of capital stock originally pledged hereunder.

8.  Return of Pledged Collateral Upon Payment or Termination. Upon the full payment and satisfaction of all of the Obligations and the termination of the Loan and Security Agreement, the Lender shall cause to be transferred or returned to the Pledgor all of the Pledged Collateral and any money, property and rights received by the Lender pursuant hereto, to the extent the Lender has not taken, sold or otherwise realized upon the same as permitted hereunder, together with the related stock powers and all other documents reasonably required by the Pledgor to evidence termination of the pledge contemplated hereby.

9.  Events of Default; Remedies.

(a)  Upon the occurrence and during the continuance of an Event of Default, the Lender may exercise all rights with respect to any of the Pledged Collateral, the proceeds thereof, and any other property or money held by the Lender hereunder, all rights and remedies available to it under law, including, without limitation, those given, allowed or permitted to a secured party by or under the UCC, and all rights and remedies provided for herein.

(b)  Without limiting the foregoing, in the event that the Lender elects to sell all or any part of the Pledged Stock (such term including, for purposes of this Section 9, the Pledged Stock and all other shares of stock or securities at any time forming part of the Pledged Collateral), the Lender shall have the power and right in connection with any such sale, exercisable at its option and in its absolute discretion, to sell, assign, and deliver all or any part of the Pledged Stock or any additions thereto at a private or public sale for cash, on credit or for future delivery and at such price as the Lender deems to be satisfactory (and if permitted by law, the Lender or its nominee may become the purchaser at any such sale). Notice of any public sale shall be sufficient if it is published at least once not less than ten (10) days prior to the date of sale in any newspaper then being circulated in the City of New York, New York as the Lender may elect. The Lender shall give written notice of a public sale to the Pledgor. All requirements of reasonable notice under this Section 9 shall be met if such notice is mailed, postage prepaid at least ten (10) days before the time of such sale or disposition, to the Pledgor at its address set forth in Section 16 hereto or such other address as the Pledgor may have, in writing, provided to the Lender. The Lender may, if it deems it reasonable, postpone or adjourn any sale of any collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale. The Pledgor further recognizes and agrees that if the Pledged Stock, or a portion thereof, threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Pledgor shall not be entitled to any prior notice of sale or other intended disposition. The Pledgor agrees that, in connection with any sale or other disposition of the Pledged Stock, the Lender may, at Lender’s option, disclaim any and all warranties regarding the Pledged Stock and that any such disclaimer shall constitute commercially reasonable conduct on the part of Lender.

(c)  Because federal and state securities laws may restrict the methods of disposition of the Pledged Stock which are readily available to the Lender, and specifically because a public sale thereof may be impossible or impracticable by reason of certain restrictions under the Securities Act of 1933, as amended, or under applicable Blue Sky or other state securities laws as now or hereafter in effect, the Pledgor agrees that the Lender may from time to time attempt to sell all or any part of the Pledged Stock by means of a private placement restricting the offering or sale to a limited number of prospective purchasers who meet suitability standards the Lender deems appropriate and who agree that they are purchasing for their own accounts for investment and not with a view to distribution, and the Lender’s acceptance of the highest offer obtained therefrom shall be deemed to be a commercially reasonable disposition of the Pledged Stock. The Pledgor agrees that any such private placement may be at prices and on terms less favorable to the Lender or the seller than if sold at public sales, and therefore recognizes and confirms that such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they were made privately. The Pledgor agrees that the Lender has no obligation to delay the sale of any such securities for the period of time necessary to permit any Issuer to register such securities for public sale under the Securities Act. The Pledgor further agrees to use all reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 9(c) valid and binding and in compliance with any and all other applicable law. The Lender or its assigns may purchase all or any part of the Pledged Stock and any purchaser thereof shall thereafter hold the same absolutely free from any right or claim of any kind. To the fullest extent permitted by law, the Lender shall not be obligated to make any such sale pursuant to notice (other than notice to the Pledgor in the manner described in Section 9(b) hereof) and may, without notice or publication, adjourn any public or private sale by announcement at the time and place fixed for the sale, and such sale may be held at any time or place to which the same may be adjourned. If any of the Pledged Stock is sold by the Lender upon credit or for future delivery, the Lender shall not be liable for the failure of the purchaser to pay for the same and, in such event, the Lender may resell such Pledged Stock and the Pledgor shall continue to be liable to the Lender for the full amount of the Obligations to the extent the Lender does not receive full and final payment in cash therefor.

(d)  The Lender shall have the sole right to determine the order in which Obligations shall be deemed discharged by the application of the proceeds of Pledged Stock or any other property or money held hereunder or any amount realized thereon.

10.  Certain Representations and Warranties. The Pledgor represents and warrants, (and, with respect to clause (e) below, covenants), except as set forth on Schedule 10 hereto, to the Lender that:

(a)  All shares of Pledged Stock are fully paid, duly and properly issued, nonassessable and owned by the Pledgor free and clear of any Lien, preemptive right, claim and legend of any kind whatsoever, except those Liens granted to the Senior Lender and the Lender, and the Pledged Stock constitutes all of the outstanding securities of any class or kind of the Issuers owned by the Pledgor.

(b)  No effective financing statement or other instrument similar in effect covering all or any part of the Pledged Collateral is on file in any recording office, other than such financing statement naming the Senior Lender, as a secured party.

(c)  The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected security interest in the Pledged Collateral (subject only to the security interest of the Senior Lender), securing the payment of the Obligations, and all filing and other actions necessary or desirable to perfect and protect such security interest have been or, concurrently herewith, will be duly made or taken.

(d)  No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than the UCC-1 financing statement listed on Schedule 10 attached hereto) is required for (i) the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement, the grant by the Pledgor of the assignment or security interest granted hereby or the execution, delivery or performance of this Agreement by the Pledgor, (ii) the perfection of the Lender’s security interest in the Pledged Collateral or exercise by the Lender of its rights and remedies provided for in this Agreement, or (iii) the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with the disposition of the Pledged Stock by laws affecting the offering and sale of securities generally).

(e)  The Pledgor has full right, power and authority to enter into this Agreement and to grant the security interest in the Pledged Collateral made hereby, and this Agreement constitutes the legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as the enforceability thereof may be (i) limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally, and (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(f)  The Pledged Stock listed on Schedule 2(a) to this Agreement, as may be amended pursuant to this Agreement from time to time, constitutes 100% of the issued and outstanding common stock of the Issuers.

11.  Indemnity and Expenses. (a) The Pledgor agrees to indemnify the Lender from and against any and all claims, damages, losses, liabilities and expenses incurred by the Lender arising out of, or in connection with, or resulting from, a breach by the Pledgor of any representation, warranty, covenant or agreement contained in this Agreement.

(b)  The Pledgor agrees promptly upon the Lender’s demand to pay or reimburse the Lender for all expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by the Lender in connection with (i) the Lender’s enforcement of remedies under this Agreement, (ii) the custody or preservation of the Pledged Collateral, (iii) any actual or attempted sale or exchange of, or any enforcement, collection, compromise or settlement respecting, the Pledged Collateral or any other property or money held hereunder, and any other action taken by the Lender hereunder whether directly or as attorney-in-fact pursuant to the power of attorney herein conferred, (iv) the failure by the Pledgor to perform or observe any of the provisions hereof, or (v) any action taken by the Lender pursuant to this Agreement. All such expenses shall be deemed a part of the Obligations for all purposes of this Agreement and the Lender may apply the Pledged Collateral or any other property or money held hereunder to payment of or reimbursement for such expenses after notice and demand to the Pledgor.

12.  Lender May Perform. If the Pledgor fails to perform any agreement contained herein, the Lender may, but shall not be obligated to, perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Pledgor.

13.  Waivers and Amendment. The rights and remedies given hereby are in addition to all others however arising, but it is not intended that any right or remedy be exercised in any jurisdiction in which such exercise would be prohibited by law. No action, failure to act or knowledge of the Lender shall be deemed to constitute a waiver of any power, right or remedy hereunder, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other power, right or remedy. Any right or power of the Lender hereunder regarding the Pledged Collateral and any other property or money held hereunder may at the option of the Lender be exercised as to all or any part of the same and the term the “Pledged Collateral” wherever used herein, unless the context clearly requires otherwise, shall be deemed to mean (and shall be read as) “the Pledged Collateral and any other property or money held hereunder or any part thereof.” This Agreement shall not be amended nor shall any right hereunder be deemed waived except by a written agreement signed by the Lender expressly setting forth the amendment or waiver. Each amendment, modification or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

14.  Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the Pledged Collateral is released in accordance herewith, (ii) be binding upon the Pledgor and its successors and assigns, and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender, its successors and assigns. Without limiting the generality of the foregoing clause (iii), the Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect hereof granted to the Lender herein; the Lender shall, however, retain all of its rights and powers with respect to any part of the Pledged Collateral not transferred. Any agent or nominee of the Lender shall have the benefit of this Agreement as if named herein and may exercise all the rights and powers given to the Lender hereunder.

15.  APPLICABLE LAW. THIS AGREEMENT AND ALL MATTERS RELATING HERETO AND ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

16.  Notices. Unless otherwise specifically provided herein, all notices hereunder shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Eastern standard time or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two (2) days after delivery to such courier properly addressed; or (d) if by U.S. Mail, four (4) Business Days after depositing in the United States mail, with postage prepaid and properly addressed.

(a)           If to Pledgor, to:

PACIFIC CMA INTERNATIONAL, LLC
153-04 Rockaway Boulevard
Jamaica, New York 11434
Attention: Alfred Lam
Facsimile: 718-949-6260

       With a copy to:

Gusrae, Kaplan, Bruno & Nusbaum PLLC 120 Wall Street New York, New York 10005
Attention: Lawrence Nusbaum, Esq.
Facsimile: (212) 809-5449

(b)   If to Lender, to:

BHC Interim Funding, L.P.
444 Madison Avenue, 25th Floor
New York, NY 10022
Attention: Gerald H. Houghton, Managing Partner
Facsimile: (212) 753-7730

With a copy to:

Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174
Attention: George N. Abrahams, Esq.
Facsimile: (212) 885-5001

or at such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 16.

17.  CONSENT TO JURISDICTION. THE PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND IRREVOCABLY AGREES THAT, SUBJECT TO THE LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, SHALL BE LITIGATED IN SUCH COURTS. THE PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. IF THE PLEDGOR PRESENTLY IS, OR IN THE FUTURE BECOMES, A NONRESIDENT OF THE STATE OF NEW YORK, THE PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON THE PLEDGOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE PLEDGOR, AT THE PLEDGOR’S ADDRESS AS SET FORTH IN SECTION 16 HEREOF OR AS MOST RECENTLY NOTIFIED BY THE PLEDGOR TO THE LENDER IN WRITING AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED AS AFORESAID.

18.  WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH OF THE PLEDGOR AND THE LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE PLEDGOR AND THE LENDER FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

19.  Severability; Entire Agreement. (a) The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Agreement shall, as to such jurisdiction, not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

(b)  This Agreement constitutes the entire understanding and agreement between the parties, and replaces any other or prior agreements or undertakings, with respect to the subject matter hereof, and there are no other agreements or undertakings, oral or written, respecting such subject matter which are intended to have any force or effect after the execution hereof.

20.  Termination. This Agreement shall remain in full force and effect until the date upon which the Lender shall have received payment and satisfaction in full of the Obligations and the termination of the Loan and Security Agreement.

21.  Miscellaneous. This Agreement shall be binding upon and shall inure to the benefit of the Pledgor and the Lender and their respective successors, trustees, and assigns, except that the Pledgor shall not assign its rights or obligations hereunder without the prior written consent of the Lender. Section headings used herein are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

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IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

PACIFIC CMA INTERNATIONAL, LLC

By:	/s/ Alfred Lam
Name: Alfred Lam
Title: Manager

ACKNOWLEDGEMENT

The undersigned hereby acknowledges all of the rights granted to the Lender under the foregoing Agreement and agrees to take all actions necessary to effectuate said rights and the purposes of the Agreement including, without limitation, performance of any acts requested by the Lender pursuant to the terms thereof.

AIRGATE INTERNATIONAL CORPORATION

By:	/s/ Scott Turner
Name: Scott Turner Title: Vice President

PARADIGM INTERNATIONAL, INC.

By:	/s/ Scott Turner
Name: Scott Turner
Title: Vice President

Signature Page to Stock Pledge Agreement

Accepted and agreed:

BHC INTERIM FUNDING II, L.P.

By: BHC Interim Funding Management, L.L.C., its General Partner

By: BHC Investors II, L.L.C., its Managing Member

By: GHH Holdings, L.L.C.

By: /s/ Gerald Houghton

Gerald H. Houghton
Managing Member

Signature Page to Stock Pledge Agreement

SCHEDULE 2(A)

(Description of Pledged Stock)

Issuer	Jurisdiction of Incorporation	Capital Stock	Certificate No.	Record and Beneficial Owner	Ownership Percentage	Number of Shares
Airgate International Corporation	New York	Common Shares	C-1 & C-2	Pacific CMA International, LLC	99.11%	2,106
Paradigm International, Inc.	Florida	Common Shares	2	Pacific CMA International, LLC	100%	100

SCHEDULE 4

Restrictions on Transfer

The securities that are the subject of this instrument are subject to restrictions on their disposition imposed upon them by the Securities Act of 1933, as amended.

SCHEDULE 5

Liens

The securities that are the subject of this instrument are subject to a collateral pledge agreement dated April 10, 2007, granted to Wells Fargo Bank, National Association, granting said bank a lien on subject securities.

SCHEDULE 10

Exceptions to Representations and Warranties